SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2005


                               BE AEROSPACE, INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                     1-10777                  13-3621676
(State or other jurisdiction) (Commission file number)       (I.R.S. employer
      of incorporation)                                      identification no.)

                            1400 Corporate Center Way
                           Wellington, Florida, 33414
               (Address of principal executive offices) (Zip Code)

                                 (561) 791-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 1.01.  Entry into a Material Definitive Agreement.

2005 Long-Term Incentive Plan

          At its meeting on April 18, 2005, the Board of Directors (the "Board") of BE Aerospace, Inc. (the "Company") adopted, subject to stockholder approval, the BE Aerospace, Inc. 2005 Long-Term Incentive Plan (the "Plan"). At the 2005 Annual Meeting of Stockholders of the Company held on July 21, 2005, the stockholders of the Company approved the adoption of the Plan. A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated into this filing by reference. The following is a summary of the principal provisions of the Plan, but is not intended to be a complete description of all of its terms and conditions.

          The purposes of the Plan are (i) to attract, retain and motivate highly qualified individuals who are in a position to make significant contributions to the Company and its subsidiaries, (ii) to promote the long-term success of the Company and its subsidiaries and (iii) to increase stockholder value by providing eligible individuals with incentives to contribute to the long-term growth and profitability of the Company by encouraging their ownership of the Common Stock of the Company, par value $0.01 per share (the "Common Stock").

          The Plan will replace the Company's 2001 Stock Option Plan, the Company's 2001 Directors' Stock Option Plan, the 1996 Stock Option Plan, the United Kingdom 1992 Employee Share Option Scheme and the Company's Amended and Restated 1989 Stock Option Plan (collectively, the "Prior Plans") and thereafter no additional stock option grants will be made under the Prior Plans. The Plan will remain in effect until July 21, 2015, unless earlier terminated by the Board. No awards may be granted under the Plan after such date.

          Eligible Individuals. Awards under the Plan may be granted to officers, employees, directors and consultants of the Company or any of its subsidiaries or joint ventures, partnerships or business organizations in which the Company or its subsidiaries have an equity interest.

          Number of Shares of Common Stock Subject to the Plan. The maximum aggregate number of shares of Common Stock that may be issued for all purposes under the Plan will be 1,000,000 shares, plus any shares of Common Stock that are available, or that become available, for issuance under the Prior Plans. The aggregate number of shares of Common Stock available for issuance under the Plan may be proportionately adjusted in the sole discretion of the Committee (as defined below) in the event of certain changes in the Company's capitalization or a similar transaction. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, issued shares that have been reacquired by the Company and that are being held in treasury, or any combination thereof.

          Special Limits on Stock Options, Restricted Stock Units, Stock Appreciation Rights and Other Awards. The number of shares of Common Stock that may be subject to incentive stock options granted under the Plan is limited to 500,000 shares. The number of shares of Common Stock subject to stock options that may be awarded to any participant in any calendar year is limited to 100,000 shares of Common Stock (with a carryover of any unused portion to future years). The number of shares of Common Stock that may be subject to Restricted Stock, Restricted Stock Units and other awards payable in shares of Common Stock under the Plan is limited to 100,000 shares. The number of shares of Common Stock subject to Restricted Stock Units, Restricted Stock, Stock Appreciation Rights or Other Awards that may be awarded to any participant in any calendar year is limited to 30,000 shares of Common Stock (with a carryover of unused portion to future years). These maximum individual limits

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are required to satisfy the "performance-based compensation" example requirements under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). In the event of any change in the outstanding shares of Common Stock by reason of a stock split, stock dividend, recapitalization, merger, consolidation, reorganization or other similar capital change, the aggregate number of shares of Common Stock available under the Plan and the number of shares of Common Stock subject to outstanding awards will be adjusted as the Committee deems necessary or appropriate.

          Administration. The Plan will be administered by the Stock Option and Compensation Committee (or such other committee appointed by the Board to administer the Plan) (referred to herein as the "Committee"). The Committee, among other powers, has the authority to select participants, grant awards and set forth the terms and conditions of such awards. The Committee also has the authority to take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any related award document. Subject to certain limitations, the Committee may from time to time delegate some or all of its authority to subcommittees or other groups or individuals it deems appropriate.

          Awards under the 2005 Plan. The Plan authorizes the following awards: stock options, stock appreciation rights, restricted stock, restricted stock units and other forms of equity-based or equity-related awards that the Committee determines to be consistent with the purposes of the Plan and the interest of the Company. The Committee has the authority to determine the terms and conditions of the awards at the time of grant including vesting, exercisability, payment and the effect, if any, that a participant's termination of service will have on an award. Upon a Change of Control of the Company (as defined in the Plan), the Board or the Committee may (i) provide for the automatic vesting and immediate exercisability of all outstanding awards, (ii) provide for the assumption of, or substitution for, the outstanding awards by the surviving corporation resulting from the Change of Control or (iii) make such other adjustments to the outstanding awards as the Board or Committee deem appropriate to reflect such Change of Control. The Committee may also determine whether any award is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Internal Revenue Code.

          Amendment and Termination. Subject to applicable laws, the Board may amend the Plan in any manner that does not require stockholder approval or adversely affects the rights of participants under the Plan. The Board will have broad authority to amend the Plan or an award made thereunder without the consent of a participant to the extent that it deems necessary or desirable to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws or to avoid adverse or unintended tax consequences under Section 409A of the Internal Revenue Code.

Item 9.01.  Exhibits.

         (c) Exhibits

10.1     BE Aerospace, Inc. 2005 Long-Term Incentive Plan


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           BE Aerospace, Inc.



Dated:   July 26, 2005
                                           By:  /s/ Thomas P. McCaffrey
                                              -----------------------------
                                              Thomas P. McCaffrey
                                              Senior Vice President of
                                              Administration and Chief Financial
                                              Officer

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                                  EXHIBIT INDEX


Exhibit
Number        Description of Exhibit

10.1          BE Aerospace, Inc. Long-Term Incentive Plan